SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ]  Confidential, for use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]    No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.


  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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
                      [Norwood Financial Corp. letterhead]







March 21, 2003

Dear Stockholder:

         On behalf of the Board of Directors and management of Norwood Financial Corp. (the "Company"), I invite you to attend the Annual Meeting of Stockholders of the Company to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 22, 2003, at 11:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Beard Miller Company LLP, certified public accountants, will be present to respond to stockholder questions.

         You will be asked to elect three directors and to ratify the appointment of Beard Miller Company LLP as the Company's independent accountants for the fiscal year ending December 31, 2003. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy Card. Also, you may vote in person at the meeting if you so choose. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                     Sincerely,




                                     /s/William W. Davis, Jr.
                                     ------------------------
                                     William W. Davis, Jr.
                                     President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (570) 253-1455
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company"), will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 22, 2003, at 11:00 a.m., local time, for the following purposes:

1.   To elect three directors of the Company; and

2. To ratify the appointment of Beard Miller Company LLP as independent accountants of the Company for the fiscal year ending December 31, 2003;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 14, 2003, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2002 is enclosed.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS CAN VOTE BY WRITTEN PROXY CARD. ALSO, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         /s/John E. Marshall
                                         -------------------
                                         John E. Marshall
                                         Secretary


Honesdale, Pennsylvania
March 21, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. IF YOU ARE VOTING BY WRITTEN PROXY CARD, A SELF- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Norwood Financial Corp. (the "Company") commencing on or about March 21, 2003 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 22, 2003, at 11:00 a.m., local time.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1; (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (John E. Marshall, at 717 Main Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 14, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,773,408 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may either: (i) vote "FOR" the Proposal 2; (ii) vote "AGAINST" Proposal 2; or (iii) "ABSTAIN" with respect to Proposal
2. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of the record date.


                                                           Percent of Shares of
Name and Address                  Amount and Nature of        Common Stock
of Beneficial Owner               Beneficial Ownership       Outstanding (%)
-------------------               --------------------   -----------------------

Wayne Bank Trust Department            136,869(1)                     7.7
717 Main Street
Honesdale, Pennsylvania  18431

-------------------
(1) The information is derived from Amendment No. 3 to a Form 13G filed January 13, 2003, which states that the Wayne Bank Trust Department had sole voting and dispositive power with respect to 136,869 shares.

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16 (a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Board of Directors currently consists of nine members, each of whom also serves as a director of Wayne Bank (the "Bank"). The Company's Articles of Incorporation provides that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         Charles E. Case, William W. Davis, Jr., and John E. Marshall have been nominated by the Board of Directors for a term of three years. Messrs. Case, Davis, and Marshall currently serve as directors of the Company.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. Beneficial ownership of named executive officers and directors of the Company as a group, is also set forth below.

                                                                              COMMON STOCK
                                           YEAR FIRST         CURRENT         BENEFICIALLY       PERCENT
                                           ELECTED OR          TERM            OWNED AS OF      OF CLASS
NAME                        AGE(1)        APPOINTED(2)        EXPIRES       MARCH 14, 2003(3)      (%)
----                        ------        ------------        -------       -----------------    --------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

Charles E. Case               68               1970             2003                 50,060          2.7
William W. Davis, Jr.         58               1996             2003                 37,239          2.0
John E. Marshall              65               1983             2003                 18,940(4)       1.0

                         DIRECTORS CONTINUING IN OFFICE

Russell L. Ridd               73               1980             2004                 56,353(4)       3.0
Harold A. Shook               64               1988             2004                  6,019(4)         *
Richard L. Snyder             62               2000             2004                  2,000            *
Daniel J. O'Neill             65               1985             2005                  4,876            *
Dr. Kenneth A. Phillips       52               1988             2005                  2,381            *
Gary P. Rickard               61               1978             2005                 12,810            *

                 NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Lewis J. Critelli             43                                                     22,640          1.2
Edward C. Kasper              55                                                     20,663          1.1
Joseph A. Kneller             56                                                      8,728            *
All Executive Officers and                                                          250,329         13.5
Directors as a Group
  (13 persons)

(footnotes on next page)

---------------------------
(1)  As of December 31, 2002
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Unless otherwise noted, the directors, executive officers and group named in the table have sole or shared voting power or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Charles E. Case - 1,500, William W. Davis, Jr. - 16,000, John E. Marshall - 1,500, Russell L. Ridd - 500, Harold A. Shook - 1,500, Richard L. Snyder - 1,000, Daniel J. O'Neill - 1,500, Dr. Kenneth A. Phillips - 1,000, Lewis J. Critelli - 17,740, Edward C. Kasper - 15,240 and Joseph A. Kneller - 5,500.
(4) Excludes 46,223 shares of Common Stock held under the Wayne Bank Employee Stock Ownership Plan ("ESOP") for which such individuals serve as the ESOP trustees. Such shares are voted by the ESOP trustee in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
*    Less than 1% of the Common Stock outstanding.


Biographical Information

         The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise stated, all directors, nominees, and executive officers have held their present positions for five years.

Nominees for Director:

         Charles E. Case is a retired former owner of CR Case and Sons, Inc., Honesdale, Pennsylvania, an automotive/tire services store.

         William W. Davis, Jr. is President and Chief Executive Officer of the Company and the Bank.

         John E. Marshall is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Russell L. Ridd is Chairman of the Board. Mr. Ridd retired as the President and Chief Executive Officer of the Bank in May 1993.

         Harold  A.  Shook  is  president  of  Shooky's  Distributors,   Hawley,
Pennsylvania, a food and beverage distributor.

         Richard L. Snyder is a retired executive and certified public accountant. He served in a number of executive positions with Pricewaterhouse Coopers LLP, Bell Equipment/Alcom Combustion Company, and most recently with Phillip Morris Companies, Inc.

         Daniel J. O'Neill is the retired Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania.

         Dr. Kenneth A. Phillips is an optometrist in Waymart, Pennsylvania.

         Gary  P.  Rickard  is  a  partner  of  Clearfield   Farms,   Honesdale,
Pennsylvania, a dairy farm.

Named Executive Officers Who Are Not Directors:

         Lewis J. Critelli is Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to December 1998, Mr. Critelli has served in a variety of capacities with the Company and the Bank.

         Edward C. Kasper is Senior Vice President of the Company and the Bank.

         Joseph A. Kneller is Senior Vice President of the Company and Senior Vice President - Information Systems of the Bank. Prior to December 1998, Mr. Kneller served as Vice President of the Bank.

Certain Other Executive Officer:

         John H. Sanders, 45, is Senior Vice President of the Company and Senior Vice President and head of Retail Banking for the Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 2002, the Board of Directors of the Company held six regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 2002.

         The Company's nominating committee consists of Directors Ridd, Marshall and Shook. The Committee presents its recommendation of nominees to the full Board of Directors. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation. This standing committee met two times during the 2002 fiscal year.

         The Compensation Committee consists of Directors Ridd, Marshall and Shook. This standing committee met two times during the fiscal year ended December 31, 2002 to review the compensation of the chief executive officer and other executive officers.

         The Audit Committee is comprised of Directors Snyder, Shook, Phillips, Case and Marshall. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for Nasdaq Stock Market. The Board of Directors has adopted a written audit charter. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Audit Committee also meets with the Company's independent auditors to discuss the results of the annual audit and any related matters.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met five times during the fiscal year ended December 31, 2002.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2002 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Beard Miller required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Beard Miller its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  Richard L. Snyder - Chairman
                  Harold A. Shook
                  Dr. Kenneth A. Phillips
                  Charles E. Case
                  John E. Marshall

Audit Fees

         The aggregate fees and expenses billed by Beard Miller for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q were $58,221.

         Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, Beard Miller did not render to the Company and its consolidated subsidiary professional services for financial information systems design and implementation.

         All Other Fees

         The aggregate fees billed by Beard Miller to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2002 fiscal year were $54,577. These services consisted primarily of tax services and internal audit services.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above were compatible with maintaining Beard Miller's independence.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief Executive Officer of the Company and the Bank, does not receive board or committee fees for his participation thereon. Each non-employee member of the Board of Directors receives a retainer of $1,450 per month. In addition, fees are paid for various committee meetings as follows: Trust Committee ($300); Audit Committee ($300); Compensation Committee ($300); and Loan Committee ($300). For the fiscal year ended December 31, 2002, fees paid to all directors totaled approximately $169,500, all of which were paid by the Bank.

         Under the terms of the 1999 Directors Stock Compensation Plan, options to purchase 500 shares of Common Stock were granted to each non-employee director on December 10, 2002. The options granted to the non-employee directors are exercisable one year from the date of grant. A total of 17,600 shares of Common Stock were reserved under the plan.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned, for services rendered by the named executive officers of the Company for each of the three years ended December 31, 2002. No other executive officer of the Company had a combined salary and bonus that exceeded $100,000.



                                                                            Long Term
                                                     Annual               Compensation
                                                  Compensation               Awards
                                             ---------------------    ---------------------
Name and Principal                                                    Securities Underlying      All Other
Position                         Year        Salary          Bonus        Options(#)(1)        Compensation
------------------------         ----        ------          -----        -------------        ------------

William W. Davis, Jr.            2002       $197,500        $40,000           2,500              $69,204(2)
President and Chief              2001        190,000         50,000           3,000               72,978
  Executive Officer              2000        181,039         45,000           3,000               71,278

Lewis J. Critelli                2002        130,000         30,000           2,000              $25,605(3)
Executive Vice President         2001        125,000         35,000           2,000               27,816
  and Chief Financial Officer    2000        121,154         30,000           2,000               28,588

Edward C. Kasper                 2002        102,000         25,000           1,500              $30,896(4)
Senior Vice President            2001         98,750         25,000           1,500               31,965
                                 2000         95,913         15,000           1,500               31,812

Joseph A. Kneller                2002         91,500         12,000           1,000              $19,423(5)
Senior Vice President            2001         89,000         12,000           1,500               22,686
                                 2000         87,134         12,000           1,500               22,574

----------------------
(1)      See "-- Stock Awards."
(2) Includes $43,915 related to an accrual under the salary continuation plan; 847 shares of Common Stock allocated under the ESOP at an average cost of $16.39 per share (such shares had an aggregate market value at December 31, 2002 of $13,889); and $11,400 in Bank matching funds in the 401(k) retirement plan.
(3) Includes $7,255 related to an accrual under the salary continuation plan; 662 shares of Common Stock allocated under the ESOP at an average cost of $16.39 per share (such shares had an aggregate market value at December 31, 2002 of $10,850) and $7,500 in Company matching funds in the 401(k) retirement plan.
(4) Includes $16,265 related to an accrual under the salary continuation plan; 531 shares allocated under the ESOP at an average cost of $16.39 per share (such shares had an aggregate market value at December 31, 2002 of $8,703); and $5,925 in Company matching funds in the 401(k) retirement plan.
(5) Includes $7,130 related to an accrual under the salary continuation plan; approximately 424 shares of Common Stock scheduled to be allocated under the ESOP at an average cost basis of $16.39 per share (such shares had an aggregate market value at December 31, 2002 of $6,953); and $5,340 in Company matching funds in the 401(k) retirement plan.


Other Benefits

         Employment Agreements. The Company and the Bank entered into three-year employment agreements with Messrs. Davis and Critelli. Under the Agreements, Mr. Davis' and Mr. Critelli's employment may be terminated by the Company or the Bank for "just cause" as defined in the Agreement. If the Company or the Bank terminated Messrs. Davis and Critelli without just cause, Messrs. Davis and Critelli would be entitled to a continuation of their salaries for the remaining term of the Agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Company or the Bank during the term of the Agreement, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to three times the five year average of his annual compensation minus $1.00. In the event of a change in control of the Company or Bank at December 31, 2002, Messrs. Davis and Critelli would currently be entitled to an aggregate lump-sum payment of approximately $537,000 and $354,000, respectively.

         Salary Continuation Plan. The Bank entered into salary continuation agreements with Messrs. Davis, Critelli, Kasper and Kneller (the "Executives"). The agreements provide that upon termination of employment on or after reaching the age of 62, the Executives will be entitled to maximum annual retirement benefits equal to $46,000, $61,000, $29,000 and $14,000, respectively, payable for 15 years. These amounts are adjusted for early retirement. The Executives are not entitled to such benefits in the event they are terminated for cause. On a change of control of the Company, the Executives are entitled to full payment in 12 equal monthly installments payable on the first day of each month commencing with the month following attaining age 62 and continuing for 179 additional months. As of December 31, 2002, Messrs. Davis, Critelli, Kasper and Kneller had accrued salary continuation plan benefits of approximately $165,000, $36,000, $64,000 and $36,000, respectively, and such benefits were vested for such Executives.

         Severance Agreements. The Bank entered into change-in-control severance agreements with Messrs. Kasper and Kneller. The severance agreements have terms of three years, renewable annually, and severance protection upon a termination of employment following a change in control of the Bank, with such payment equaling two times the current annual compensation of Messrs. Kasper and Kneller. In the event of a change of control at December 31, 2002, Messrs. Kasper and Kneller would have been entitled to a lump sum payment of approximately $204,000 and $183,000, respectively.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of Directors Ridd, Marshall and Shook at December 31, 2002. Director Ridd is Chairman of the Board of the Company and the Bank, serves as Chairman of the Compensation Committee, and was President and Chief Executive Officer of the Bank until May 1993. Members of the Compensation Committee are non-employee directors of the Company and the Bank. No member of the Committee is, or was during 2002, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2002, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2002 Report of the Compensation Committee

         The Compensation Committee of the Company is responsible for the administration of the compensation program of the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and all other Executive Officers. The Committee has access to various surveys of executive compensation packages of banks of similar size and complexity. The compensation package for executive officers consists of base salary, annual cash bonus and incentive stock options and is structured so as to provide a competitive package that allows the Company to retain key executives.

         The Committee determines executive base salaries by level of responsibility, individual contribution to the Company and the Company performance including overall profitability, core growth in loans and deposits and loan quality issues. The Chief Executive Officer makes recommendations to the Committee concerning base salary of other executive officers after reviewing the individual's performance as well as the Company's performance. Using a similar process, the Committee makes recommendations to the Board of Directors regarding the President and Chief Executive Officer base salary.

         During the year ended December 31, 2002, William W. Davis, Jr., President and Chief Executive Officer received an increase in his base salary from $190,000 to $197,500 due to his continued leadership in the management of the Company and the Bank. Additionally, Mr. Davis was awarded stock options under the Stock Option Plan. In making its compensation determinations, the Committee considers the annual compensation paid to presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Pennsylvania and surrounding Northeastern states with assets of between $250 million and $500 million and the job performance of such individual as determined by the Committee or the Board of Directors.

         The Compensation Committee:
                  John E. Marshall
                  Russell L. Ridd - Chairman
                  Harold A. Shook

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in fiscal 2002 to the named executive officers and held by them as of December 31, 2002. The Company has not granted to the named executive officers any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------

                                                                                              Potential Realizable
                          Number of      Percent of                                             Value at Assumed
                         Securities    Total Options                                          Annual Rate of Stock
                         Underlying      Granted to       Exercise or                        Price Appreciation for
                           Option       Employees in      Base Price                              Option Term(1)
                                                                                             -----------------------
          Name           Granted (#)    Fiscal Year         ($/Sh)       Expiration Date         5%($)       10%($)
--------------------------------------------------------------------------------------------------------------------
William W. Davis, Jr.       2,500            22.7%          30.00           12/10/12             47,167      119,531
Lewis J. Critelli           2,000            18.2%          30.00           12/10/12             37,734       95,625
Edward C. Kasper            1,500            13.6%          30.00           12/10/12             28,300       71,718
Joseph A. Kneller           1,000             9.1%          30.00           12/10/12             18,867       47,812

---------------------------

(1) The amounts represent certain assumed rates of appreciation only over a ten-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in the table will be achieved.



               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION VALUES


                                                        Number of Securities         Value of Unexercised
                            Shares                     Underlying Unexercised        in-the-Money Options
                          Acquired on     Value      Options at Fiscal Year-End       at Fiscal Year-End
                           Exercise      Realized                (#)                         ($)
           Name               (#)          ($)        Exercisable/Unexercisable   Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------
William W. Davis, Jr.        9,000        126,038           16,000 / 2,500             130,890 /--(1)
Lewis J. Critelli            1,000         13,613           17,740 / 2,000             178,828 /--(2)
Edward C. Kasper                --             --           15,240 / 1,500             157,915 /--(3)
Joseph A. Kneller            2,500         27,781            5,500 / 1,000              30,345 /--(4)

-----------------------------

(1) Based upon an exercise price per share of $17.125 for 6,000 options; $24.00 for 4,000 options; $22.25 for 3,000 options; $26.75 for 3,000 options and $30.00 for 2,500 options. The closing stock price on December 31, 2002 was $29.79.
(2) Based upon an exercise price per share of $16.625 for 3,240 options; $16.44 for 1,500 options; $17.125 for 4,000 options; $24.00 for 3,000 options;
     $22.25 for 2,000  options;  $16.3125  for 2,000  options;  $26.75 for 2,000 options; and $30.00 for 2,000 options. The closing stock price on December 31, 2002 was $29.79.
(3) Based upon an exercise price per share of $16.625 for 3,240 options, $16.44 for 2,000 options, $17.125 for 3,000 options; $24.00 for 2,500 options;
     $22.25 for 1,500  options;  $16.3125  for 1,500  options;  $26.75 for 1,500 options and $30.00 for 1,500 options. The closing stock price on December 31, 2002 was $29.79.
(4) Based upon an exercise price of $24.00 for 2,500 options; $22.25 for 1,500 options;$26.75 for 1,500 options and $30.00 for 1,000 options. The closing stock price on December 31, 2002 was $29.79.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on December 31, 1997 and the reinvestment of dividends paid. The graph provides comparison at December 31, 1997 and each fiscal year through December 31, 2002.

                               [GRAPHIC OMITTED]


-----------------------------------------------------------------------------------------------------------------------
                                12/31/97($)    12/31/98($)    12/31/99($)     12/31/00($)    12/31/01($)     12/31/02($)
-----------------------------------------------------------------------------------------------------------------------
Norwood Financial Corp.           1,000           1,099          1,026             924          1,465           1,725
CRSP Nasdaq U.S. Index            1,000           1,410          2,615           1,574          1,249             863
CRSP Nasdaq Bank Index            1,000             994            955           1,089          1,118           1,206
-----------------------------------------------------------------------------------------------------------------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the above graph. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.


--------------------------------------------------------------------------------
       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         Beard Miller was the Company's independent public accountants for the 2002 fiscal year. The Board of Directors has appointed Beard Miller to be its accountants for the fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. A representative of Beard Miller is expected to be available at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER AS THE COMPANY'S ACCOUNTANTS FOR THE 2003 FISCAL YEAR.


--------------------------------------------------------------------------------
                    2004 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 717 Main Street, Honesdale, Pennsylvania 18431, on or before November 21, 2003. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 21, 2004.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORWOOD FINANCIAL CORP., 717 MAIN STREET, HONESDALE, PENNSYLVANIA 18431.


                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/John E. Marshall
                                    -------------------
                                    John E. Marshall
                                    Secretary


Honesdale, Pennsylvania
March 21, 2003

                                                                      APPENDIX


                             NORWOOD FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2003

         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 22, 2003, at 11:00 a.m., local time and at any and all adjournments thereof, as follows:

                                                         FOR            WITHHELD
                                                        -----           --------

1.        The election as director of all nominees
          listed below:                                  |_|              |_|

          Charles E. Case
          William W. Davis, Jr.
          John E. Marshall

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

--------------------------------------------------------------------------------


                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------

2.       To ratify the appointment of
         Beard Miller Company LLP as
         independent accountants
         for the Company for the fiscal year ending
         December 31, 2003.                             |_|     |_|       |_|

         The Board of Directors recommends a vote "FOR" the above listed propositions.

         In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    Please complete, date, sign and mail the
                       detached proxy card in the enclosed
                            postage-prepaid envelope.

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 21, 2003 and an Annual Report to Stockholders.


                                      =========================================

                                                   NORWOOD
                                               ---------------
                                               Financial Corp.


Signature:                            If  you  plan  to  personally   attend
          ----------------------      the  Annual   Meeting  of Stockholders,
                                      please check  the box  below  and  list
                                      names of attendees on reverse side.

Signature:                            Return this stub in the enclosed
          ----------------------      envelope with your completed proxy card.

                                      I/We do plan to attend             [ ]
Date:                                 the 2003 meeting.
          ----------------------

                                      =========================================


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.